First Quarter Update 2025

2 Important Information Caution Regarding Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including those regarding First Bancorp's expectations or predictions of future financial or business performance or conditions. The forward-looking statements are inherently subject to risks and uncertainties. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, expected cost savings, expected impact on future earnings, the Company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward- looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and you are cautioned not to place undue reliance on any forward-looking statements. We assume no duty to update forward-looking statements. In addition to factors previously disclosed in First Bancorp’s reports filed with the Securities and Exchange Commission (“SEC”), including without limitation its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K, the following factors, among others, could cause actual results to differ materially from forward-looking statements: the financial success or changing strategies of the Company’s customers; the Company’s level of success in integrating acquisitions; actions of government regulators; the level of market interest rates; success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues; the impact, extent and timing of technological changes; capital management activities; and general economic conditions. Non-GAAP Measures This presentation contains financial information, performance measures and statements that include non- GAAP (Generally Accepted Accounting Principles) measures and should be read along with related earnings releases and Forms 10-Q/K for the respective quarters and period ends, which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of First Bancorp. Non- GAAP measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of First Bancorp. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results or financial condition as reported under GAAP.

3 Bank Holding Company First Bancorp Subsidiary Bank First Bank Headquarters Southern Pines, North Carolina Established 1935 as Bank of Montgomery Assets $12.4 billion Loans $8.1 billion Deposits $10.7 billion Branches 113 in NC & SC Employees* 1,350 full-time equivalent employees Ranking 4th largest bank headquartered in NC (largest community bank) Market Capitalization* $1.7 billion – Ticker FBNC Stock Market/Indices NASDAQ Global Select Market, S&P SmallCap 600 Index, Russell 2000 Daily Average Trading Volume* 181,000 shares Insider Ownership* 1.85% Institutional Ownership* 70.28% Member of Russell 2000 Yes * Data is as of 4/15/25 Company Overview

4 Our Mission To be the best community bank in every community we serve and through every delivery channel we offer. Our Footprint Within North & South Carolina Our core values — Be committed to safety and soundness. — Provide accurate, prompt, courteous service. — Make it easy for our associates to deliver the best value to our clients, and easy for our clients to do business with us whenever, wherever, and however they choose. — Help our clients and associates build and achieve goals.

5 National Recognition KBW Bank Honor Roll Top 4% of Banks Over $500 million in Assets - 2022 Included for the first time in a select group of 14 banks (4% of banking industry over $500 million) for increasing earnings per share for each of the past 10 years. #1 Best Employer in North Carolina – 2023 and 2024 First Bank has formally been named the NUMBER ONE BEST EMPLOYER in North Carolina, in the extra-large employer category, by Business NC for the last two years. S&P Global – Top 10 Public Banks Ranked 10th in performance of all public banks over $10 billion in assets for 2022. Forbes - Best In- State Banks Recognition – 2019, 2020, 2021, 2024 Ranked 1st or 2nd in North Carolina. Based on customer survey on satisfaction and the following attributes: • Trust • Terms & Conditions • Branch Services • Digital Services • Financial Advice

6 Q1 2025 Highlights Q1 2025 Q4 2024 CHANGE Net income (1)(2) $36.4 million $3.6 million $32.8 million Adjusted Net income $34.9 million $31.7 million $3.2 million Provision for Credit Losses (2) $1.1 million $0.5 million $0.6 million Diluted EPS (1)(2) $0.88 $0.08 $0.80 Adjusted Diluted EPS $0.84 $0.76 $0.08 Return on Average Assets 1.21% 0.12% +109 bps Return on Average Common Equity 10.38% 1.29% +909 bps Return on Average Tangible Common Equity (3) 15.54% 1.93% +1361 bps Net Interest Margin – Tax Equivalent (4) 3.27% 3.08% +19 bps Loan Yield 5.52% 5.47% +5 bps Total Cost of Deposits 1.46% 1.57% -11 bps Total Cost of Funds 1.51% 1.62% -11 bps 1. Q4 24 includes securities loss of approximately $36.8 million pre-tax, or $0.68 per share after-tax. 2. Q1 25 includes a reduction of credit reserves for Hurricane Helene of $2.0 million pre-tax, or $0.04 per share after-tax. 3. Annualized net income divided by: average common shareholders’ equity less average total intangible assets, net. 4. Tax-equivalent net-interest income divided by average earning assets.

7 3.31% 3.08% 2.97% 2.88% 2.80% 2.87% 2.90% 3.08% 3.27% 3.18% 2.95% 2.86% 2.78% 2.69% 2.77% 2.82% 2.99% 3.19% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Reported Core Net Interest Margin (tax-equivalent) Net interest margin is calculated by dividing tax- equivalent net interest income by average earning assets. Core net interest margin excludes accretion from purchase accounting loan discounts

8 Monthly Margin Trends 2.98% 3.03% 3.13% 3.23% 3.27% 3.26% 3.05% 3.25% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% October 2024 November 2024 December 2024 January 2025 February 2025 March 2025 4th Quarter 2024 1st Quarter 2025 Total Net Interest Margin 3.01% 3.06% 3.15% 3.25% 3.30% 3.29% 3.08% 3.27% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% October 2024 November 2024 December 2024 January 2025 February 2025 March 2025 4th Quarter 2024 1st Quarter 2025 Total NIM – T/E

9 Loan Yields 5.22% 5.26% 5.32% 5.39% 5.45% 5.51% 5.51% 5.47% 5.52% 5.03% 5.08% 5.16% 5.25% 5.30% 5.37% 5.39% 5.34% 5.41% 4.90% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Stated Core

10 Monthly Asset Yield Trends 1.68% 1.84% 2.30% 2.30% 2.26% 2.29% 1.96% 2.28% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% October 2024 November 2024 December 2024 January 2025 February 2025 March 2025 4th Quarter 2024 1st Quarter 2025 Total Securities 4.54% 4.53% 4.56% 4.63% 4.67% 4.66% 4.55% 4.65% 4.00% 4.10% 4.20% 4.30% 4.40% 4.50% 4.60% 4.70% 4.80% October 2024 November 2024 December 2024 January 2025 February 2025 March 2025 4th Quarter 2024 1st Quarter 2025 Interest Earning Assets 5.50% 5.48% 5.42% 5.51% 5.54% 5.50% 5.47% 5.52% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% October 2024 November 2024 December 2024 January 2025 February 2025 March 2025 4th Quarter 2024 1st Quarter 2025 Total Loans, Fees, & Accretion

11 Cost of Funds and Total Cost of Deposits 0.94% 1.29% 1.46% 1.64% 1.79% 1.81% 1.81% 1.62% 1.51% 0.75% 1.08% 1.27% 1.41% 1.56% 1.72% 1.76% 1.57% 1.46% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Cost of Funds Deposits

12 Monthly Deposit Cost Trends 2.41% 2.32% 2.22% 2.15% 2.14% 2.14% 2.31% 2.14% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 2.10% 2.20% 2.30% 2.40% 2.50% October 2024 November 2024 December 2024 January 2025 February 2025 March 2025 4th Quarter 2024 1st Quarter 2025 Interest Bearing Deposits 1.63% 1.57% 1.50% 1.47% 1.46% 1.45% 1.57% 1.46% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% October 2024 November 2024 December 2024 January 2025 February 2025 March 2025 4th Quarter 2024 1st Quarter 2025 Total Cost of Deposits

13 Strong Capital Levels First Bancorp continues to maintain strong capital levels with growth in every measure from Q4 2024 to Q1 2025. Capital levels afford management strategic flexibility. Capital Ratios 8.22% 11.15% 14.35% 15.17% 16.63% 8.55% 11.41% 14.53% 15.34% 16.79% 4.00% 7.00% 8.50% 10.50% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% TCE Tier 1 Leverage Capital Common Equity Tier 1 Tier 1 Capital Total Capital 12/31/2024 3/31/2025 Minimum 33bps 26bps 18bps 17bps 16bps Capital ratios for Q1 2025 are preliminary and subject to change.

14 $10,303 $10,488 $10,505 $10,531 $10,745 1.56% 1.72% 1.76% 1.57% 1.46% 2.33% 2.54% 2.59% 2.31% 2.14% 5.50% 5.50% 5.00% 4.50% 4.50% $7,000 $7,500 $8,000 $8,500 $9,000 $9,500 $10,000 $10,500 $11,000 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 1Q '24 2Q '24 3Q '24 4Q '24 1Q '25 Deposits Total cost of deposits Interest bearing deposits Fed funds Strong Deposit Franchise Supported by Attractive Markets Total deposits ended at $10.7 billion, an increase of $214 million for the quarter, or 8% annualized. Brokered deposits remain minimal at March 31, 2025 at $10 million. Management has controlled Total Cost of Deposits with the Federal Reserve rate cuts, with total cost of deposits decreasing 11 basis points in Q1 2025 after a 19 basis point decrease in Q4 2024. Deposits End-of-Period ($ in millions)

15 Granular, Diverse and Relationship- focused Customer Funding Base The Company benefits from a granular deposit franchise, with the top twenty depositors representing approximately 7% of total deposits. Consumer deposits represent 43% of total deposits. Business deposits represent 57% of total deposits. Uninsured and uncollateralized deposits represent approximately 33% of total deposits. Deposits End-of-Period ($ in millions) 9% 9% 9% 9% 8% 2% 1% 0% 0% 0% 37% 40% 40% 41% 41% 6% 5% 5% 5% 5% 13% 13% 14% 13% 14% 33% 32% 32% 32% 32% 1Q '24 2Q '24 3Q '24 4Q '24 1Q '25 Time deposits Brokered Money market Savings NOW Nonint trans accts $10,303 $10,488 $10,505 $10,531 $10,745

16 Allowance for Credit Losses – 3/31/25 Loans Outstanding Allowance for Credit Losses (ex Hurricane Helene) Allowance for Credit Losses (Hurricane Helene) % of Loans Outstanding Commercial and industrial $ 890,071 $ 19,105 $ 170 2.17% Construction, development & other land loans 644,439 7,034 635 1.19% Commercial real estate - owner occupied 1,233,732 18,322 1,003 1.57% Commercial real estate - non owner occupied 2,701,746 25,183 3,201 1.05% Multi-family real estate 512,958 4,552 463 0.98% Residential 1-4 family real estate 1,709,593 29,057 4,678 1.97% Home equity loans/lines of credit 321,240 2,652 850 1.03% Consumer loans 68,115 3,726 0 5.47% Unamortized net deferred loan costs (fees) 1,139 Total loans $ 8,103,033 $ 109,631 $ 11,000 1.49%

17 Asset Quality Trends 1.36% 1.36% 1.53% 1.51% 1.49% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 ACL / Loans 0.30% 0.37% 0.38% 0.30% 0.27% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Nonperforming Asset Ratio 0.08% 0.07% 0.11% 0.04% 0.17% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Annualized Net Charge Offs 0.44% 0.54% 0.55% 0.39% 0.36% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Nonperforming Loan Ratio

18 Investment Thesis Bank that offers many of the product capabilities found in larger regional banks but delivers those services with a local community bank focus • Strong culture • Mobile Banking, Wealth Management, Credit Card, Treasury Services, and Mortgage Banking Centered in one of the fastest-growing regions in the U.S. Focused on high growth markets Stable, low-cost core deposit franchise • Built over 90 years of serving our communities • Strength of rural markets • Q1 2025 Total Cost of Deposits was 1.46% • Minimal wholesale funding Conservative Balance Sheet • Minimal credit risk in investment portfolio • Core funded • In market loan portfolio – almost no participations Market disruptions provide opportunity

19 Valuation Price to Tangible Common Book Value Closing stock price on March 31, 2025 = $40.14 • Price to tangible book – 1.57x • Based on 3/31/25 tangible common book value of $24.69 Source: S&P Global .76x 1.19x 1.28x 1.34x 1.38x 1.41x 1.44x 1.46x 1.57x 1.87x SFST UCB AUB ABCB SBCF UBSI TOWN FBK FBNC FCBC Price / Tangible Common Book Value Median = 1.40X

20 Valuation Price to Earnings Based on SNL Mean Normalized EPS 2025 Estimate of $3.30, the FBNC price to earnings ratio is 11.8x based on March 31, 2025, closing price for FBNC stock of $40.14. Source: S&P Global 7.1x 9.8x 10.2x 11.1x 11.3x 11.5x 11.8x 11.8x 12.9x TOWN UCB UBSI AUB SBCF SFST FBK FBNC ABCB Price / 2025 Consensus EPS - Normalized Median – 11.3x

21 North Carolina & South Carolina Great States for Business High Influx of Population North Carolina is currently the 9th most populous state – • Projected 7th by 2040 – and within 1% of 5th most populated • 4th highest net increase in population in 2024 • Projected to grow 20% over the next 20 years – 5th highest total growth South Carolina is the 23rd most populous state – • The No. 1 fastest growing state by percentage change in 2023 and 4th fastest in 2024. 5th highest net increase in population in 2023 and 10th highest in 2024. • Projected to increase 18% between 2024 and 2042 America’s Top States for Business • North Carolina ranked No. 1 in America’s Top States for Business – 2022 and 2023 (CNBC), 2022 (Forbes), and Top Five in 2024 (CNBC, Forbes, CEO Magazine, Business Facilities). • South Carolina has trended up 20 points since 2021 to No. 19 for 2024 (CNBC) • South Carolina’s economy is 12th in the nation (CNBC) Tax-friendly states – NC is phasing out corporate income tax and SC’s corporate tax rate is among the lowest in the Southeast North Carolina Pension System – Ranked strongest in the nation by Moody’s Both states have an AAA Bond Rating

22 Service Excellence Standards Convenience and Ease Our customers choose when, where, and how they do business with us. Courteous Service We treat customers and fellow associates with respect, effectively communicate, and celebrate our unique contributions. Knowledge and Accuracy We employ the best associates and ensure all associates are well trained, establish quality standards, and hold each other accountable. Safety and Soundness We ensure long term financial stability by enhancing trust and confidence by providing a safe environment.

23 Succession Plan Implemented Adam Currie promoted to Chief Executive Officer of First Bank Currie’s experience and leadership • Served as President of the Bank since November 2023 • A key driver of First Bancorp’s success in multiple regions over his tenure • Served as Chief Banking Officer beginning in 2021 and as a Regional President for the prior six years • Initially hired to expand the Bank’s presence into Charlotte in 2015 after tenures with PNC Capital Markets and RBC Bank Michael G. Mayer will remain as President and advisor until early 2026. “This transition is the culmination of a succession plan that has been in place for many years.” Richard H. Moore Chief Executive Officer and Chairman of the Board of Directors of First Bancorp Adam Currie, Chief Executive Officer, First Bank

24 Corporate Citizenship

25 Corporate Citizenship First Bank has long been a committed partner in the many communities it serves across the Carolinas. The following are just some of the investment areas made over the recent years. A proud Carolinas community partner since 1935 Ensuring Equitable Access to Education — Area public schools and community colleges — Communities in schools — STEAM Programs — Summer camps Improving the Lives of Neighbors in Need — HBCU and college scholarships — Literacy programs and book drives — Boys and Girls Club chapters — United Way chapters across the Carolinas — Habitat for Humanity affiliates as volunteers and with our Habitat Loan Origination Program — Women’s shelters and organizations — Food banks and numerous drives — The American Red Cross — Partnership for Children — Smart Start — COVID relief funds, meals for frontline workers, and programs for victims of domestic violence Promoting Business and Economic Growth — Foundations — Business incubators — Local community economic development organizations — Entrepreneurship competitions — Small business financial education seminars — Events recognizing local business leaders

26 We treat customers and associates with respect, communicate effectively and celebrate the unique contributions of each individual. We strive to build an inclusive organization that represents the communities we serve. Social Responsibility Diversity Council Represent the ideas and concerns of associates regarding diversity and inclusion and ensure all efforts align with Our Promise to Service Excellence Serve as a communication channel, providing advice and assistance to leadership in promoting respect, inclusion, opportunity and community in our workplace Create a work environment that demonstrates all views are respected and provides equal access to opportunities for growth and advancement Ensure all open positions have a diverse pool of candidates, and our job requirements align with the markets we serve • Established recruiting relationships with North Carolina HBCUs • Joined NCWorks to improve visibility of open positions Diversity and Inclusion We provide financial education resources and tools to help members of our communities build brighter financial futures. Financial Wellness Teach Children to Save First Bank is an active participant in the American Bankers Association’s Teach Children to Save efforts, with associates making more than 185 visits to schools across the Carolinas and the bank matching those visits with $172,000 in donations. First@Work Through the Bank’s First@Work program, Bank associates offer in-person and online financial education seminars for employees at local businesses and at events in their communities. Educational Resources First Bank maintains many educational resources covering a range of topics like personal finance, budgeting, starting a business, buying a home, and understanding a credit score. These are frequently and widely shared through the Bank’s social media channels, including Facebook, Twitter, LinkedIn, and Instagram. The Learning Lab Built specifically for teens ages 12-18, the Learning Lab online modules provide financial education through fun, game-like scenarios on a variety of topics, including budgeting, savings, and investing.

27 Thank you!